EXHIBIT 99.2

PREMIER POWER RENEWABLE ENERGY, INC.

PRO FORMA CONDENSED CONSOLIDATED FINANCIAL STATEMENTS
(UNAUDITED)

AS OF JUNE 30, 2008

AND FOR THE YEAR ENDED DECMEBER 31, 2007
AND THE SIX MONTHS ENDED JUNE 30, 2008

PREMIER POWER RENEWABLE ENERGY, INC.
PRO FORMA CONDENSED CONSOLIDATED FINANCIAL STATEMENTS

TABLE OF CONTENTS

Introductory Note	F-2

Pro Forma Consolidated Balance Sheet as of June 30, 2008 (unaudited)	F-3

Pro Forma Consolidated Statement of Operations for the Six Months Ended
June 30, 2008 (unaudited)	F-5

Pro Forma Consolidated Statement of Operations for the Year Ended
December 31, 2007 (unaudited)	F-6

PREMIER POWER RENEWABLE ENERGY, INC.
PRO FORMA CONDENSED CONSOLIDATED
FINANCIAL STATEMENTS
(UNAUDITED)

INTRODUCTORY NOTE

On September 9, 2008, Premier Power Renewable Energy, Inc. (Premier Power) completed a merger agreement (the “Merger”) with Harry’s Trucking, Inc. (Harry’s), a public corporation. In conjunction with the Merger, Premier Power issued 3,500,000 shares of convertible preferred stock with warrants in exchange for $7,000,000 in cash less estimated costs of $1,000,000. The preferred stock is convertible at any time into 3,500,000 shares of the common stock of Premier Power, subject to adjustment. The warrants allow the holders to convert the warrants into 1,750,000 shares of common stock for $2.50 per share, and 1,750,000 additional shares of common stock for $3.00 per share, subject to adjustment. As a result of the transaction, the former owners of Premier Power became the controlling stockholders of Harry’s.

The following sets forth the condensed consolidated statements of operations of Premier Power on a pro forma basis for the year ended December 31, 2007 and the six months ended June 30, 2008. The pro forma statements of operations data give effect to the transactions as if they had occurred on January 1, 2007. The pro forma balance sheet gives effect to the transactions as if they had occurred June 30, 2008. The pro forma financial statements are provided for informational purposes only, are unaudited, and not necessarily indicative of future results or what the operating results or financial condition of the Company would have been had Merger been consummated on the dates assumed. The following pro forma financial statements should be read in conjunction with the historical combined financial statements and the accompanying notes thereto, and included elsewhere in this filing.

Premier Power Renewable Energy, Inc.
Pro forma Consolidated Balance Sheet
As of June 30, 2008
(Unaudited)

	Premier Power	Harry's	Pro forma		Pro forma
	Renewable Energy, Inc	Trucking, Inc.	Adjustments		Consolidated

ASSETS
Current assets:
Cash and cash equivalents	$928,221	$152	$		$7,418,221
			(152)	a
			6,490,000	c
Accounts receivable, net of allowance for doubtful accounts of $10,000 at June 30, 2008	2,904,241				2,904,241
Cost and estimated earnings in excess of billings
on uncompleted contracts	2,342,290				2,342,290
Inventory, net	1,114,917				1,114,917
Prepaid expenses and other current assets	255,192		(202,835)	c	52,357
Total current assets	7,544,861	152	6,287,013		13,832,024

Property and equipment, net	348,852				348,852
Total assets	$7,893,713	$152	$6,287,013		$14,180,878

LIABILITY AND SHAREHOLDERS'/MEMBERS' EQUITY
Current liabilities:
Accounts payable	$2,771,587	$8,550	$(8,550)	a	$2,771,587
Accrued liablilities	935,798		587,165	c	1,522,963
Deferred income taxes	221,137				221,137
Billings in excess of costs and estimated earnings
on uncompleted contracts	1,919,082				1,919,082
Borrowings, current	570,719				570,719
Total current liabilities	6,418,323	8,550	578,615		7,005,488
Borrowings, non-current	209,475				209,475
Total liabilities	6,627,798	8,550	578,615		7,214,963

Commitments and contingencies

MINORITY INTEREST	319,480		(319,480)	d
Shareholders'/members' equity:

Common stock ( 26,018,750 shares issued and outstanding; $.0001 par value)	100	105	2,397	c	2,602
Additional paid-in capital		736,492			6,020,052
			8,398	a
			(744,773)	b
			322,904	d
			5,697,031	c
Convertible Preferred Stock (3,500,000 shares issued and outstanding at $.0001 par value)			350	c	350
Members' equity	3,424		(3,424)	d	—
Retained earnings (Accumulated deficit)	913,482	(744,995)	744,995	b	913,482
Accumulated other comprehensive income	29,429				29,429
Total shareholders'/members' equity	946,434	(8,398)	6,027,878		6,965,915
Total liabilities and shareholders'/members' equity	$7,893,713	$152	$6,287,013		$14,180,878

PREMIER POWER RENEWABLE ENERGY, INC.
NOTES TO PRO FORMA CONDENSED CONSOLIDATED BALANCE SHEET
(unaudited)

a.	Gives effect to the distribution of Harry’s Trucking, Inc (Harry’s) assets and liabilities to the former shareholders of Harry’s in accordance with terms of the merger agreement.
b.	Gives effect to the elimination of Harry’s Trucking accumulated deficit upon closing of the merger as Premier Power is the surviving entity for accounting purposes.
c.
Reflects the issuance of 3,500,000 shares of convertible preferred stock with warrants for $6,700,000, net of $300,000 of escrowed funds for expenditures on investor relations activities, less estimated issuance costs of $1,000,000 of which $202,835 was previously capitalized and $210,000 was paid at closing.

d.	Gives effect to the elimination of the minority interests in Premier Power in conjunction with the Merger, and the conversion of the interests into shares of common stock.

Premier Power Renewable Energy, Inc.
Pro forma Consolidated Statement of Operations
For the Six Months Ended June 30, 2008
(Unaudited)

	Premier Power Renewable Energy, Inc	Harry's Trucking, Inc.	Pro forma Adjustments		Pro forma Consolidated

Net sales	$17,988,817	$51,855	$(51,855)	a	$17,988,817
Cost of sales	(15,269,775)				(15,269,775)
Gross profit	2,719,042	51,855	(51,855)		2,719,042

Operating expenses:
Sales and marketing	995,376				995,376
Administrative expense	912,490	74,755	(74,755)	a	912,490
Total operating expenses	1,907,866	74,755	(74,755)		1,907,866

Operating income	811,176	(22,900)	22,900		811,176

Other income (expense):
Interest expense	(39,045)				(39,045)
Interest income	21,817	2,505	(2,505)	a	21,817
Total other income (expense)	(17,228)	2,505	(2,505)		(17,228)

Income before income taxes	793,948	(20,395)	20,395		793,948

Income tax expense	204,336				204,336

Net income before minority interest	589,612	(20,395)	20,395		589,612

Minority interest	(315,043)		315,043	d

Net income	$274,569	$(20,395)	$335,438		$589,612

Earnings per Share:
Basic		$0.02		b
Diluted		$0.02		c

Weighted average shares used in computing income
per common and common equivalent share:
Basic		26,018,750		b
Diluted		29,518,750		c

a.	Gives effect to the discontinuation of the operations of Harry’s Trucking, Inc.
b.	Gives effect to the issuance of 24,218,750 shares of common stock in conjunction with the Merger.
c.	Gives effect to the issuance of 3,500,000 shares of convertible preferred stock issued in conjunction with the private placement.
d.	Gives effect to the elimination of the minority interests in Premier Power in conjunction with the Merger.

Premier Power Renewable Energy, Inc.
Pro forma Consolidated Statement of Operations
For the Year Ended December 31, 2007

	Premier Power	Trucking, Inc.	Pro forma		Pro forma
	Renewable Energy, Inc	Harry's	Adjustments		Consolidated

Net sales	$16,685,690	$30,771	$(30,771)	a	$16,685,690
Cost of sales	(12,440,839)				(12,440,839)
Gross profit	4,244,851	30,771	(30,771)		4,244,851

Operating expenses:
Sales and marketing	1,493,890				1,493,890
Administrative expense	1,877,888	166,323	(166,323)	a	1,877,888
Total operating expenses	3,371,778	166,323	(166,323)		3,371,778

Operating income	873,073	(135,552)	135,552		873,073

Other income (expense):
Interest expense	(26,222)				(26,222)
Interest income	20,340	1,033	(1,033)	a	20,340
Total other income (expense)	(5,882)	1,033	(1,033)		(5,882)

Income before income taxes	867,191	(134,519)	134,519		867,191

Income tax expense (benefit)	39,873	1,600	(1,600)	a	39,873

Net income before minority interest	827,318	(136,119)	136,119		827,318

Minority interest	16,547		(16,547)	d

Net income	$843,865	$(136,119)	$119,572		$827,318

Basic		$0.03		b
Diluted		$0.03		c

Weighted average shares used in computing income
per common and common equivalent share:
Basic		26,018,750		b
Diluted		29,518,750		c

a.	Gives effect to the discontinuation of the operations of Harry’s Trucking, Inc.
b.	Gives effect to the issuance of 24,218,750 shares of common stock in conjunction with the Merger.
c.	Gives effect to the issuance of 3,500,000 shares of convertible preferred stock issued in conjunction with the private placement.
d.	Gives effect to the elimination of the minority interests in Premier Power in conjunction with the Merger and the conversion.